EXHIBIT 10.3

PLEDGE AGREEMENT

This PLEDGE AGREEMENT, dated as of July 19, 2021 (as amended, modified or supplemented from time to time, this “Agreement”), is by and among Body and Mind, Inc., a Nevada corporation and each other entity listed as a “Pledgor” on the signature pages hereto (each, a “Pledgor” and collectively, the “Pledgors”), and FG Agency Lending LLC (the “Agent”), as the collateral agent for the Lenders (as defined in the Loan Agreement) under the Loan Agreement (as defined herein) (the “Secured Parties”).

WITNESSETH:

WHEREAS, concurrently with the execution and delivery of this Agreement, Pledgors and Lenders are among the parties entering into that certain Loan Agreement dated of even date herewith (as amended, modified or supplemented from time to time, the “Loan Agreement”);

WHEREAS, pursuant to the Loan Agreement, the Lenders will make a Term Loan to the Borrower (as defined below) with such obligations guaranteed by certain Pledgors hereto;

WHEREAS, Pledgors are the record and beneficial owner of the corresponding membership interests listed on Schedule I hereto; and

WHEREAS, Pledgors derive financial benefit from the financing made available to Body And Mind Inc. (the “Borrower”);

NOW, THEREFORE, in consideration of the Loan to Borrower and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Pledgors, the parties agree as follows:

1. Definitions. Unless otherwise defined herein, terms defined in the Loan Agreement are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

“Bankruptcy Code” means Title 11, United States Code, as amended from time to time, and any successor statute thereto.

“Equity Interest” means any security, share, unit, partnership interest, membership interest, ownership interest, equity interest, option, warrant, participation, “equity security” (as such term is defined in Rule 3(a)11-1 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended, or any similar statute then in effect, promulgated by the Securities and Exchange Commission and any successor thereto) or analogous interest (regardless of how designated) of or in a corporation, partnership, limited partnership, limited liability company, business trust or other entity, of whatever nature, type, series or class, whether voting or nonvoting, certificated or uncertificated, common or preferred, and all rights and privileges incident thereto.

“Pledged Entity” means an issuer of Pledged Equity Interests.

“Pledged Equity Interests” means the Equity Interests listed on Schedule I hereto and specifically excludes the equity interests of any Excluded Subsidiary.

2. Pledge. Each Pledgor hereby pledges, assigns, hypothecates, transfers, delivers and grants to Agent, for the ratable benefit of the Agent and the other Secured Parties, a Lien on and security interest in all of (i) such Pledgor’s Pledged Equity Interests and the certificates representing the Pledged Equity Interests, if any, (ii) all rights, privileges, authority and powers of such Pledgor as an owner or holder of such Pledgor’s Pledged Equity Interests, (iii) all other Property hereafter delivered to, or in the possession or in the custody of, such Pledgor in substitution for or in addition to any of such Pledgor’s Pledged Equity Interests, (iv) any other Property of such Pledgor in connection with such Pledgor’s Pledged Equity Interests, as described in Section 7(b) below, now or hereafter delivered to, or in the possession or custody of, such Pledgor, and (v) all dividends, distributions, cash, instruments and other Property and proceeds of any of the foregoing from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of the Pledged Equity Interests (collectively, the “Pledged Collateral”). Upon delivery to the Agent, all securities, notes and other instruments now or hereafter included in the Pledged Collateral shall be accompanied by duly executed undated instruments of transfer or assignment in blank, in form and substance satisfactory to the Agent.

3. Security for Obligations. This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all of the Obligations.

4. Delivery of Pledged Collateral. All certificates and instruments, if any, evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Secured Parties, pursuant hereto. All Pledged Equity Interests shall be accompanied by (a) duly executed instruments of transfer or assignment in blank, substantially in the form of Exhibit A attached hereto or otherwise in form and substance satisfactory to Agent and (b) such other documents and instruments related to any of the foregoing as Agent may request. Upon obtaining ownership of any additional Pledged Equity Interests, Pledgor shall, in addition to delivery of a Pledge Amendment to Agent, deliver to Agent (x) duly executed instruments of transfer or assignment in blank, substantially in the form of Exhibit A attached hereto or otherwise in form and substance reasonably satisfactory to Agent (and prior to the delivery thereof to Agent, all such additional Pledged Equity Interests shall be held by each Pledgor separate and apart from such Pledgor’s other Property and in express trust for Agent on behalf of the Secured Parties) and (y) such other documents and instruments Agent may request.

5. Representations and Warranties. Each Pledgor represents and warrants to Agent individually and jointly that:

(a) Each Pledgor is, and at the time of delivery of the Pledged Equity Interests to Agent will be, the sole holder of record and the sole beneficial owner of the Pledged Collateral free and clear of any Liens thereon or affecting the title thereto, except for any Lien created by this Agreement;

(b) All of the Pledged Equity Interests have been duly authorized, validly issued and, in the case of a c corporation, are fully paid and non-assessable;

(c) Subject to any limitations of the Cannabis Laws, Pledgor has the right and requisite authority to pledge, assign, transfer and deliver the Pledged Collateral as provided herein;

(d) None of the Pledged Equity Interests have been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

(e) All of the Pledged Equity Interests presently owned by each Pledgor are as described on Schedule I hereto. Except as set forth on Schedule I, as of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Pledged Equity Interests;

(f) No consent, approval, authorization or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required, (i) for the pledge by any Pledgor of its Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by any Pledgor, or (ii) for the exercise by the Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by Requirements of Law affecting the offering and sale of securities generally;

(g) The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid first priority lien on and, upon filing of a UCC-1 financing statement in each Pledgor’s jurisdiction of organization, a first priority perfected security interest in favor of Agent on behalf of the Secured Parties in the Pledged Collateral and the proceeds thereof, securing the payment of the Obligations, subject to no other Lien;

(h) This Agreement has been duly authorized, executed and delivered by the Pledgors and constitutes a legal, valid and binding obligation of the Pledgors enforceable against each Pledgor in accordance with its terms subject to the effects of laws governing creditors’ rights generally, and general principles of equity; and

(i) The Pledged Equity Interests collectively constitute one hundred percent (100%) of the issued and outstanding membership interests of each entity listed on Schedule I.

The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.

6. Covenants. Each Pledgor covenants and agrees individually and jointly that until the payment and satisfaction in full of all Obligations and termination of the Loan Agreement (the “Termination Date”):

(a) Without the prior written consent of the Agent, no Pledgor will sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral, or any unpaid dividends, interest or other distributions or payments with respect to the Pledged Collateral, or grant a Lien on the Pledged Collateral;

(b) Each Pledgor will, at its sole expense, promptly execute, acknowledge and deliver such instruments and take such other actions as the Agent from time to time may request in order to ensure to the Secured Parties the benefits of the Liens in and to the Pledged Collateral intended to be created by this Agreement, including but not limited to the filing of any necessary or desirable UCC financing statements, which may be filed by the Agent (or its designee) with or (to the extent permitted by Requirements of Law) without the signature of such Pledgor, and will cooperate with the Agent, at Pledgor’s expense, in obtaining all approvals and making all filings that are necessary or desirable in connection with such Liens or any sale or transfer of the Pledged Collateral.

(c) Each Pledgor has and will use its best efforts to defend the title to the Pledged Collateral and the Liens of the Agent in the Pledged Collateral against the claim of any Person and will maintain and preserve such Liens;

(d) Each Pledgor will, upon obtaining ownership of any additional Equity Interest of the Pledged Entities, promptly (and in any event within three (3) days of acquisition thereof) deliver to Agent an amendment to this Agreement, duly executed by such Pledgor, in substantially the form of Schedule II hereto (a “Pledge Amendment”), in respect of any such additional Equity Interest pursuant to which such Pledgor shall pledge to Agent and the other Secured Parties all of such additional Equity Interests. Each Pledgor hereby authorizes the Agent to attach each Pledge Amendment to this Agreement and agrees that all Equity Interests listed on any Pledge Amendment delivered to the Agent shall for all purposes hereunder be considered Pledged Equity Interests and Pledged Collateral;

(e) Each Pledgor shall not cause or permit any Pledged Entity to, directly or indirectly, make or pay, or agree to become or remain liable to make or pay declare or pay, any dividend or other distribution of any nature (whether in cash, property, securities or otherwise) on account of or in respect of its Equity Interests except as permitted under Section 8.7 of the Loan Agreement; and

(f) Each Pledgor shall comply with all covenants and obligations required under the Loan Agreement.

7. Pledgor’s Rights.

(a) As long as no Event of Default shall have occurred and be continuing, Pledgors shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral, or any part thereof, for all purposes not inconsistent with the provisions of this Agreement, the Loan Agreement or any other Loan Document; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which would have the effect of impairing the position, interest, or value of the Secured Parties in respect of the Pledged Collateral or which would authorize, effect or consent to (unless and to the extent expressly permitted by the Loan Agreement or any other Loan Document):

(i) the dissolution or liquidation, in whole or in part, of a Pledged Entity;

(ii) the consolidation or merger of a Pledged Entity with any other Person;

(iii) the sale, disposition or encumbrance of all or substantially all of the assets of a Pledged Entity, except for Liens in favor of the Secured Parties;

(iv) any change in the authorized Equity Interests or the stated capital of a Pledged Entity or the issuance of any additional Equity Interests; or

(v) the alteration of the voting rights with respect to the Equity Interests of a Pledged Entity; and

(b) All dividends and all other distributions in respect of any of the Pledged Equity Interests, whenever paid or made, shall be delivered to Agent to hold as Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of the Secured Parties, be segregated from the other property or funds of Pledgor, and be forthwith delivered to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

8. Defaults and Remedies.

(a) In addition to the rights and privileges set forth in Section 8(b) and notwithstanding anything to the contrary herein, each Pledgor grants to Agent, acting on behalf of the Secured Parties, an IRREVOCABLE PROXY, to, upon the occurrence of an Event of Default, vote all or any part of such Pledgor’s Pledged Equity Interests from time to time, in each case in any manner Agent deems advisable, either for or against any or all matters submitted, or which may be submitted, to a vote of shareholders, partners, or members, as the case may be, and to exercise all other rights, powers, privileges and remedies to which any such shareholders, partners, or members would be entitled (including, without limitation, giving or withholding written consents, clarifications, and waivers with respect to the Pledged Equity Interests, calling special meetings of the holders of the Pledged Equity Interests and voting at such meetings). The IRREVOCABLE PROXY granted hereby is effective automatically upon the occurrence of an Event of Default, without the necessity that any other action (including, without limitation, that any transfer of any of the Pledged Equity Interests be recorded on the books and records of the Borrower) be taken by any Person (including the Pledgor, the Borrower or any officer or agent thereof), is coupled with an interest, shall be irrevocable, shall survive the bankruptcy, dissolution or winding up of Pledgor, and shall terminate at such time as the Obligations shall have been paid in full (other than contingent indemnification obligations as to which no claim has been asserted); provided that, at the earlier of (i) such time as the Obligations shall have been paid in full in cash (other than contingent indemnification obligations as to which no claim has been asserted) and (ii) such IRREVOCABLE PROXY is rescinded in writing by the Agent, such Pledgor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise with respect to its Pledged Equity Interests and all rights of the Agent to vote all or any part of the Pledged Equity Interest will cease automatically without the necessity that any other action be taken by any Person (including the Agent or any officer or agent thereof). Such Pledgor covenants and agrees that, prior to the expiration of such IRREVOCABLE PROXY and to the extent requested by the Agent, Pledgor will reaffirm such IRREVOCABLE PROXY in a manner reasonably satisfactory to the Agent. The Secured Parties shall not be liable for any failure of the Agent not to vote all or any part of Pledgor’s Pledged Equity Interests or to exercise any other rights pursuant to this Section 8(a). Notwithstanding the foregoing, the Agent shall not exercise the IRREVOCABLE PROXY (other than in actions solely to maintain the effectiveness and enforceability of the IRREVOCABLE PROXY) set forth in this clause (a) except upon the occurrence and during the continuance of an Event of Default.

(b) Upon the occurrence of, and during the continuance of an Event of Default, the Agent, acting on behalf of the Secured Parties, is hereby authorized and empowered to (i) transfer the Equity Interests to the Secured Parties pursuant to Section 10.2 of the Loan Agreement; (ii) transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral; (iii) exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, (iv) exercise the voting and all other rights as a holder with respect thereto; (v) collect and receive all cash dividends and other payments and distributions made thereon or in respect thereof; (vi) notify the Pledged Entities to make payment to Agent of any amounts due or to become due in respect of the Pledged Collateral; (vii) endorse instruments in the name of the Pledgors to allow collection of any of the Pledged Collateral; (viii) enforce collection of any of the Pledged Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or renew for any period (whether or not longer than the original period) any liabilities of any nature of any Person with respect thereto; (ix) sell, subject to Governmental Approval, if applicable, in one or more sales after ten (10) days’ notice of the time and place of any public sale (which notice Pledgors agree is commercially reasonable within the meaning of Section 9-611 of the UCC) the whole or any part of the Pledged Collateral, including without limitation the Pledged Equity Interests in accordance with Requirements of Law; (x) otherwise act with respect to the Pledged Collateral as though Agent was the outright owner thereof; (xi) appoint a receiver (selected by Agent in its sole discretion) to administer the Pledged Collateral; and (xii) exercise any other rights or remedies the Secured Parties may have under the UCC or other applicable law. Any sale shall be made at a public or private sale at Agent’s place of business, or at any place to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Agent may deem fair. Agent or any other Secured Party may be the purchaser of the whole or any part of the Pledged Collateral and hold the same thereafter in its own right free from any claim of Pledgors or any right of redemption. Agent may bid for or purchase, free (to the extent permitted by Requirements of Law) from any right of redemption, stay or appraisal on the part of the Pledgors (all said rights being also hereby waived and released to the extent permitted by Requirements of Law), with respect to the Pledged Collateral or any part thereof offered for sale and the Agent may make payment on account thereof by using any claim then due and payable to the Agent from the Pledgors as a credit against the purchase price (which for the avoidance of doubt, may equal or exceed the amount of the purchase price) (a “Credit Bid”), and the Agent may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Pledgors therefor. Pledgors hereby acknowledge and agree that pursuant to Section 8(b)(x) hereof, upon the occurrence of, and during the continuance of an Event of Default, Agent may act with respect to the Pledged Collateral as though Agent was the outright owner thereof, and Agent or another Secured Party may become the outright owner thereof pursuant to a Credit Bid, which may be in full or partial satisfaction of any claims then due and payable to Agent by Pledgors pursuant to this Agreement or any other Loan Document.

(c) The Agent shall not be obligated to make any sale of any Pledged Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Pledged Collateral shall have been given. At any such sale, the Pledged Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Agent may (in its sole and absolute discretion) determine. Demands of performance and, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of the Secured Parties. Pledgors shall promptly cooperate with Agent and Secured Parties with respect to any action under this Section 8, including with respect to selling any Pledged Equity Interests and taking all actions necessary or desirable to obtain any required regulatory approval or third party consent required for any such sale.

(d) PLEDGORS HEREBY IRREVOCABLY CONSTITUTE AND APPOINT THE AGENT, ACTING ON BEHALF OF THE SECURED PARTIES, AS THE PROXY AND ATTORNEY-IN-FACT OF PLEDGORS WITH RESPECT TO THE PLEDGED COLLATERAL, INCLUDING, SOLELY DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, THE RIGHT TO (I) TRANSFER AND REGISTER IN ITS NAME OR IN THE NAME OF ITS NOMINEE THE WHOLE OR ANY PART OF THE PLEDGED COLLATERAL, (II) VOTE THE PLEDGED EQUITY INTERESTS, WITH FULL POWER OF SUBSTITUTION TO DO SO, (III) RECEIVE AND COLLECT ANY DIVIDEND OR OTHER PAYMENT OR DISTRIBUTION IN RESPECT OF OR IN EXCHANGE FOR THE PLEDGED COLLATERAL OR ANY PORTION THEREOF, TO GIVE FULL DISCHARGE FOR THE SAME AND TO INDORSE ANY INSTRUMENT MADE PAYABLE TO ANY PLEDGOR FOR SAME, (IV) EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF THE PLEDGED COLLATERAL WOULD BE ENTITLED (INCLUDING, WITH RESPECT TO THE PLEDGED EQUITY INTERESTS, GIVING OR WITHHOLDING WRITTEN CONSENTS OF MEMBERS, CALLING SPECIAL MEETINGS OF MEMBERS AND VOTING AT SUCH MEETINGS), AND (V) TAKE ANY ACTION AND TO EXECUTE ANY INSTRUMENT WHICH AGENT MAY DEEM NECESSARY OR ADVISABLE TO ACCOMPLISH THE PURPOSES OF THIS AGREEMENT. THE APPOINTMENT OF AGENT AS PROXY AND ATTORNEY-IN-FACT IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE TERMINATION OF THIS AGREEMENT. SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY PLEDGED EQUITY INTERESTS ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF THE PLEDGED EQUITY INTERESTS OR ANY OFFICER OR AGENT THEREOF). NOTWITHSTANDING THE FOREGOING, AGENT SHALL NOT HAVE ANY DUTY TO EXERCISE ANY SUCH RIGHT OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO.

(e) The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Pledged Collateral is made on credit or for future delivery, the Pledged Collateral so sold may be retained by the Agent until the sale price is paid by the purchaser or purchasers thereof, but the Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may be sold again upon like notice.

(f) If, at any time when the Agent shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as amended (or any similar statute then in effect) (the “Act”), the Agent may, in its discretion (subject only to applicable Requirements of Law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as Agent may deem necessary or advisable, but subject to the other requirements of this Section 8, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event, Agent in its discretion (x) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under said Act (or similar statute), (y) may approach and negotiate with a single possible purchaser to effect such sale, and (z) may restrict such sale to a purchaser who is an accredited investor under the Act and who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or any part thereof. In addition to a private sale as provided above in this Section 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this Section 8, then Agent shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable Requirements of Law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions:

(i) as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale;

(ii) as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof;

(iii) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person’s access to financial information about the Borrower and such Person’s intentions as to the holding of the Pledged Collateral so sold for investment for its own account and not with a view to the distribution thereof; and

(iv) as to such other matters as the Agent may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors’ rights and the Act and all applicable state securities laws.

(g) Pledgors recognize that the Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with Section 8(e) hereof. Pledgors also acknowledge that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agree that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Pledged Entity to register such securities for public sale under the Act, or under applicable state securities laws, even if Pledgors and the Pledged Entities would agree to do so.

(h) Pledgors agree to the maximum extent permitted by Requirements of Law that following the occurrence and continuance of an Event of Default they will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and Pledgors waive the benefit of all such laws to the extent they lawfully may do so. Pledgors agree that they will promptly cooperate and not interfere with any right, power or remedy of the Secured Parties provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Agent of any one or more of such rights, powers or remedies.

(i) Pledgors further agree that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to the Secured Parties, that Secured Parties shall have no adequate remedy at law in respect of such breach and, as a consequence, agrees that, in addition to any other remedy available to the Secured Parties at law or in equity, each and every covenant contained in this Section 8 shall be specifically enforceable against each Pledgor (without the requirement for the Secured Parties to post any bond or other security), and each Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such Obligations or that the Obligations have been paid in full in cash.

9. Waiver. No failure or delay on the part of the Agent or the Secured Parties to exercise any such right, power or remedy and no notice or demand which may be given to or made upon Pledgors by the Agent with respect to any such remedies shall operate as a waiver thereof, or limit or impair the Agent’s right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against Pledgors in any respect. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The Agent shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by the Agent.

10. Assignment. The Secured Parties may assign, endorse or transfer any instrument evidencing all or any part of the Obligations as provided in, and in accordance with, the Loan Agreement, and the holder of such instrument shall be entitled to the benefits of this Agreement.

11. Disposition of Pledged Collateral. Following the Termination Date, the Agent shall deliver to Pledgors the Pledged Collateral and any assignments executed in connection therewith, free and clear of the Liens hereof.

12. Lien Absolute. All rights of the Agent and Secured Parties hereunder, and all obligations of Pledgors hereunder, shall be absolute and unconditional irrespective of:

(a) any lack of validity or enforceability of the Loan Agreement, any other Loan Documents or any other agreement or instrument governing or evidencing any Obligations;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Agreement, any other Loan Documents or any other agreement or instrument governing or evidencing any Obligations;

(c) any exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations;

(d) the insolvency of any Pledgor; or

(e) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Pledgor.

13. Release. Each Pledgor consents and agrees that the Agent may at any time, or from time to time, in its discretion:

(a) renew, extend or change the time of payment, and/or the manner, place or terms of payment, of all or any part of the Obligations; and

(b) exchange, release and/or surrender all or any of the Pledged Collateral, or any part thereof, by whomsoever deposited, which is now or may hereafter be held by Agent in connection with all or any of the Obligations, all in such manner and upon such terms as Agent may deem proper, and without notice to or further assent from Pledgors, it being hereby agreed that Pledgors shall be and remain bound by this Agreement, irrespective of the value or condition of any of the Pledged Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Loan Agreement, or any other agreement governing any Obligations. Pledgors hereby waive notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon Pledgors. No act or omission of any kind on Agent’s part shall in any event affect or impair this Agreement.

14. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Pledgor or any Pledged Entity for liquidation or reorganization, should any Pledgor or any Pledged Entity become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of a Pledgor’s or a Pledged Entity’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

15. Incorporation by Reference. The terms of the Loan Agreement with respect to Section 11.3 (Notices), 11.5 (Costs and Expenses), 11.6 (Indemnification), 11.11 (Severability), 11.12 (Governing Law), 11.13 (Submission to Jurisdiction; Waivers), 11.14 (Waiver of Defense of Illegality) and are incorporated herein by reference, mutatis mutandis, in each case substituting references to “Borrower” or “Loan Parties” with references to “Pledgors”, and the parties hereto agree to such terms.

16. WAIVERS.

(a) Pledgors hereby waive demand, presentment, protest and notice of nonpayment, and further waives the benefit of all valuation, appraisal and exemption laws.

(b) Pledgors hereby waive the benefit of any Requirements of Law that would otherwise restrict or limit the Secured Parties or any Affiliate of any other Secured Party in the exercise of its right, which is hereby acknowledged and agreed to, to set-off against the Obligations, without notice at any time hereafter, any indebtedness, matured or unmatured, owing by a Secured Party or such Affiliate of a Secured Party to Pledgors.

(c) Pledgors hereby waive the right to challenge any of Agent’s rights and remedies pursuant to Section 8 hereof including for the avoidance of doubt appointment of a receiver (including the identity thereof).

(d) PLEDGORS HEREBY WAIVE ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY AGENT OF ITS RIGHTS TO REPOSSESS THE PLEDGED COLLATERAL OF PLEDGORS WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON SUCH PLEDGED COLLATERAL, PROVIDED THAT IN THE EVENT THAT AGENT SEEKS TO ENFORCE ITS RIGHTS HEREUNDER BY JUDICIAL PROCESS OR SELF HELP, AGENT SHALL PROVIDE PLEDGORS WITH SUCH NOTICES AS ARE REQUIRED BY LAW.

(e) Agent’s failure, at any time or times hereafter, to require strict performance by Pledgors of any provision of this Agreement shall not waive, affect or diminish any right of the Secured Parties thereafter to demand strict compliance and performance therewith. Any suspension or waiver by Agent of a default under this Agreement or any other Default shall not suspend, waive or affect any other default under this Agreement, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. No delay on the part of Agent in the exercise of any right or remedy under this Agreement shall preclude other or further exercise thereof or the exercise of any right or remedy. None of the undertakings, agreements, warranties, covenants and representations of any Pledgor contained in this Agreement and no default under this Agreement shall be deemed to have been suspended or waived by Agent unless such suspension or waiver is in writing, signed by a duly authorized officer of the Agent and directed to Pledgors specifying such suspension or waiver.

17. Limitation by Law. Notwithstanding anything in this Agreement to the contrary, all rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any Requirement of Law, including but not limited to the Cannabis Laws, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of Requirements of Law and Cannabis Laws that may be controlling and to be limited to the extent necessary so that they shall not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any Requirement of Law.

18. Modification and Benefit of Agreement. This Agreement may not be modified, altered or amended except by an agreement in writing signed by each Pledgor and Agent.

19. Headings of Subdivisions. The headings of subdivisions in this Agreement are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Agreement.

20. Counterparts. This Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all of which counterparts together shall constitute but one agreement. Receipt by facsimile or other electronic transmission (including “.pdf” files) of any executed signature page to this agreement shall constitute delivery of such signature page.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

PLEDGORS:

BODY AND MIND INC.

By:	/s/ Michael Mills
Name: Michael Mills
Title: CEO

DEP NEVADA INC.

By:	/s/ Stephen ‘Trip’ Hoffman
Name: Stephen ‘Trip’ Hoffman
Title: COO

NEVADA MEDICAL GROUP, LLC

By:	/s/ Stephen ‘Trip’ Hoffman
Name: Stephen ‘Trip’ Hoffman
Title: COO

[Signature Page to Pledge Agreement]

AGENT:

FG AGENCY LENDING LLC

By:	/s/ Peter Bio
Name: Peter Bio
Title: Authorized Signatory

SCHEDULE I
to
PLEDGE AGREEMENT

PLEDGED EQUITY INTERESTS

Name of Issuer	Class of Equity Interest	Equity Interest Certificate Number(s)	Number of Shares or Equivalent	Pledgor	Percentage of Outstanding Equity Interests
DEP Nevada Inc.	Single class	Uncertificated	All	Body and Mind Inc.	100%
NMG Ohio LLC	Single class	Uncertificated	All	Nevada Medical Group LLC	100%
NEVADA MEDICAL GROUP, LLC	Single class	Uncertificated	All	DEP Nevada Inc.	100%
NMG OH 1, LLC	Single class	Uncertificated	All	DEP Nevada Inc.	100%
NMG OH P1, LLC	Single class	Uncertificated	All	DEP Nevada Inc.	100%
NMG LONG BEACH, LLC	Single class	Uncertificated	All	DEP Nevada Inc.	100%
NMG MI C1, INC.	Single class	Uncertificated	All	DEP Nevada Inc.	100%
NMG MI P1, INC.	Single class	Uncertificated	All	DEP Nevada Inc.	100%
NMG MI 1, INC.	Single class	Uncertificated	All	DEP Nevada Inc.	100%
NMG CA C1, LLC	Single class	Uncertificated	All	DEP Nevada Inc.	100%
NMG CA P1, LLC	Single class	Uncertificated	All	DEP Nevada Inc.	100%
NMG CA 1, LLC	Single class	Uncertificated	All	DEP Nevada Inc.	100%
NMG CATHEDRAL CITY, LLC	Single class	Uncertificated	All	DEP Nevada Inc.	100%

SCHEDULE II
to
PLEDGE AGREEMENT

PLEDGE AMENDMENT

This Pledge Amendment, dated ________________, ___ is delivered pursuant to Section 6(d) of the Pledge Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Pledge Agreement. The undersigned hereby certifies that the representations and warranties in Section 5 of the Pledge Agreement are and continue to be materially true and correct, both as to the Equity Interests pledged prior to this Pledge Amendment and as to the Equity Interests pledged pursuant to this Pledge Amendment. The undersigned further agrees that this Pledge Amendment (the “Pledge Amendment”) may be attached to that certain Pledge Agreement, dated as of July 19, 2021, by and among the undersigned, as Pledgors, and FG Agency Lending LLC, a Delaware limited liability company, as the Agent, and that the Pledged Equity Interests listed on this Pledge Amendment shall be and become a part of the Pledged Collateral referred to in said Pledge Agreement and all shall secure all Obligations referred to in said Pledge Agreement.

PLEDGORS:

[_____________]

By:
Name
Title

PLEDGED EQUITY INTERESTS

Name of Issuer	Class of Equity Interest	Equity Interest Certificate Number(s)	Number of Shares or Equivalent	Percentage of Outstanding Equity Interests

EXHIBIT A

STOCK POWER

[ADD ISSUER]

FOR VALUE RECEIVED, the undersigned, [ADD PLEDGOR] (“Pledgor”), does hereby sell, assign and transfer to ___________________* all of its Equity Interests (as hereinafter defined) represented by Certificate No(s).____________* in [ADD PLEDGED ENTITY], a [___________] (“Issuer”), standing in the name of Pledgor on the books of said Issuer. Pledgor does hereby irrevocably constitute and appoint _______________*, as attorney, to transfer the Equity Interests in said Issuer with full power of substitution in the premises. The term “Equity Interest” means any security, share, unit, partnership interest, membership interest, ownership interest, equity interest, option, warrant, participation, “equity security” (as such term is defined in Rule 3(a)11-1 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended, or any similar statute then in effect, promulgated by the Securities and Exchange Commission and any successor thereto) or analogous interest (regardless of how designated) of or in a corporation, partnership, limited partnership, limited liability company, business trust or other entity, of whatever nature, type, series or class, whether voting or nonvoting, certificated or uncertificated, common or preferred, and all rights and privileges incident thereto.

Dated: *

PLEDGOR:

[______________]

By:
Name
Title

*To Remain Blank - Not Completed at Closing